News Release FOR IMMEDIATE RELEASE DUKE REALTY REPORTS SECOND QUARTER 2022 NON-FINANCIAL OPERATING RESULTS 69 Percent Growth in Net Effective Rents on Leasing Activity 2022 Earnings Guidance Withdrawn (INDIANAPOLIS, July 18, 2022) – Duke Realty Corporation (NYSE: DRE), the largest domestic-only logistics REIT, today reported non-financial operating results for the second quarter of 2022. Quarterly Highlights The company's portfolio lease-up and occupancy percentages were as follows: June 30, 2022 March 31, 2022 June 30, 2021 Percent Leased (Stabilized Portfolio) 99.7% 99.4% 98.2 % Percent Occupied (Stabilized Portfolio) 98.7% 97.8% 97.8 % Percent Leased (Total In-Service Portfolio) 99.7% 99.1% 97.9 % Percent Occupied (Total In-Service Portfolio) 98.7% 97.6% 97.5 % Percent Leased (Total Portfolio, Including Developments Under Construction) 95.7% 95.8% 94.6 % Other key indicators of the company's operating performance were as follows: Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Tenant Retention (Renewals Only) 78.1% 79.4 % Effective Retention (Includes Immediate Backfills) 98.9% 97.9 % Total Leasing Activity (in millions of square feet) 9.9 17.6 Rental Rate Growth (Net Effective) 69.0% 63.1 % Rental Rate Growth (Cash) 57.1% 48.4 % Exhibit 99.1

Capital transactions for the quarter included (dollars in millions): Development Starts (Expected Costs) $412 Building Acquisitions $56 Building Dispositions $34 2022 Earnings Guidance In light of the company’s proposed merger with Prologis announced in June 2022, the Company will no longer provide guidance nor is it affirming past guidance. About Duke Realty Corporation Duke Realty Corporation owns and operates approximately 167.3 million rentable square feet of industrial assets in 19 major logistics markets. Duke Realty Corporation is publicly traded on the NYSE under the symbol DRE and is a member of the S&P 500 Index. More information about Duke Realty Corporation is available at www.dukerealty.com. Second Quarter Earnings Call and Supplemental Information The company's financial operating results will be released on Wednesday, July 27th after market close. Due to the company's proposed merger with Prologis, a second quarter 2022 earnings conference call will not be held. A copy of the company's supplemental information will be available by 6:00 p.m. ET on Wednesday, July 27th, through the Investor Relations section of the company's website. Cautionary Notice Regarding Forward-Looking Statements The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Duke Realty operate as well as beliefs and assumptions of Prologis and Duke Realty. Such statements involve uncertainties that could significantly impact Prologis’ or Duke Realty’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward- looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or Duke Realty expects or anticipates will occur in the future — including statements relating to any possible transaction between Prologis and Duke Realty, rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis or Duke Realty operate, Prologis’ and Duke Realty’s respective debt, capital structure and financial position, Prologis’ and Duke Realty’s respective ability to earn revenues from co-investment ventures, form new co-investment Duke Realty Reports Second Quarter 2022 Non-Financial Operating Results July 18, 2022 Page 2 of 5

ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis and Duke Realty believe the expectations reflected in any forward- looking statements are based on reasonable assumptions, neither Prologis nor Duke Realty can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and Duke Realty’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Prologis and Duke Realty management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Duke Realty’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Prologis and Duke Realty to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Prologis common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets, interest rates and foreign currency exchange rates; (xiv) increased or unanticipated competition for Prologis’ or Duke Realty’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Prologis and Duke Realty maintain and their credit ratings; (xviii) risks related to Prologis’ and Duke Realty’s investments in co-investment ventures, including Prologis’ and Duke Realty’s ability to establish new co-investment ventures; (xix) risks of doing business internationally, including currency risks; (xx) environmental uncertainties, Duke Realty Reports Second Quarter 2022 Non-Financial Operating Results July 18, 2022 Page 3 of 5

including risks of natural disasters; (xxi) risks related to the coronavirus pandemic; and (xxii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and Duke Realty’s respective Annual Reports on Form 10-K for the year ended December 31, 2021. Neither Prologis nor Duke Realty undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law. Additional Information In connection with the proposed transaction, Prologis will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (“Form S-4”), which will include a document that serves as a prospectus of Prologis and a joint proxy statement of Prologis and Duke Realty (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to Prologis’ and Duke Realty’s shareholders. Investors and security holders will be able to obtain the Form S-4 and the joint proxy statement/prospectus free of charge from the SEC’s website or from Prologis or Duke Realty. The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the SEC Filings section of www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111. The documents filed by Duke Realty with the SEC may be obtained free of charge at Duke Realty’s website at the SEC Filings section of http://investor.dukerealty.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Duke Realty by requesting them from Investor Relations by mail at 8711 River Crossing Blvd. Indianapolis, IN 46240. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Prologis and Duke Realty and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive Duke Realty Reports Second Quarter 2022 Non-Financial Operating Results July 18, 2022 Page 4 of 5

officers is available in Prologis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its proxy statement dated March 25, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form 8-K/A filed with the SEC on April 5, 2022. Information about Duke Realty’s directors and executive officers is available in Duke Realty’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its proxy statement dated March 2, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form 8-K filed with the SEC on April 27, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or Duke Realty as indicated above. Contact Information: Investors: Ron Hubbard 317.808.6060 Media: Gene Miller 317.808.6195 Duke Realty Reports Second Quarter 2022 Non-Financial Operating Results July 18, 2022 Page 5 of 5